SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                        the Securities Exchange Act 1934

       Date of Report (Date of Earliest Event Reported): February 29, 2004

                                    a21, Inc.
               (Exact name of registrant as specified in charter)

                                      Texas
                 (State or other jurisdiction of incorporation)

           333-68213                                   74-2896910
    (Commission File Number)                (IRS Employer Identification No.)


7660 Centurion Parkway, Jacksonville, Florida                   32256
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  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (904) 565-0066
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      As of February 29, 2004, a21, Inc. ("a21") completed the acquisition of SuperStock, Inc. and subsidiaries ("SuperStock"), a licensor of stock images to primarily the advertising and publishing industries. a21 filed a Current Report on Form 8-K on March 15, 2004 in connection with the above referenced transaction. Item 7 of that Current Report is hereby amended and restated in its entirety as set forth below to include the financial statements and pro forma information required by Item 7 of Form 8-K:

(a) Consolidated balance sheet of SuperStock as of May 31, 2003; statements of operations, changes in stockholders' equity and cash flows for the two years then ended; report of Howard & Company, CPAs, P.A. thereon dated August 1, 2003, attached hereto as Exhibit 99.2.

The consolidated balance sheet of SuperStock, as of February 29, 2004 (unaudited); statements of operations, changes in stockholders' equity and cash flows for the nine-month periods ended February 29, 2004 and February 28, 2003 (unaudited), attached hereto as Exhibit 99.2.

(b) Combined pro forma financial information of a21 as of and for the year ended December 31, 2003 and SuperStock as of and for the year ended February 29, 2004 giving effect to the financing and acquisition as if they occurred on December 31, 2003 and pro forma consolidated statement of operations of a21 for the year ended December 31, 2003 and SuperStock for the year ended February 29, 2004 giving effect to the financing and acquisition as if they occurred on January
1, 2003 (12 months of amortization for applicable items), attached hereto as
Exhibit 99.3.

(c)  Exhibits

       Exhibit No.         Description

            2.1 Amended and Restated Stock Purchase and Recapitalization Agreement by and among a21, Inc. And SuperStock, Inc., and Sellers dated November 10, 2003, amended February 20, 2004, and amended and restated February 29, 2004 (1)

            23.1* Consent of Howard and Company, CPAs, P.A.

            23.2* Consent of Grenadier, Howard and Associates, P.A.

            99.1  Press Release, dated March 2, 2004(1)

            99.2* Consolidated balance sheet of SuperStock as of May 31, 2003;
                  statements of operations, changes in stockholders' equity and cash flows for the two years then ended; report of Howard & Company, CPAs, P.A. thereon dated August 1, 2003; and the consolidated balance sheet of SuperStock, as of February 29, 2004 (unaudited); statements of operations, changes in stockholders' equity and cash flows for the nine-month periods ended February 29, 2004 and February 28, 2003 (unaudited).


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            99.3* Combined pro forma financial information of a21 as of and for the year ended December 31, 2003 and SuperStock as of and for the year ended February 29, 2004 giving effect to the financing and acquisition as if they occurred on December 31, 2003 and pro forma consolidated statement of operations of a21 for the year ended December 31, 2003 and SuperStock for the year ended February 29, 2004 giving effect to the financing and acquisition as if they occurred on January 1, 2003 (12 months of amortization for applicable items).

* Filed herewith.

(1) Incorporated herein by reference to Exhibit No. 2.1 to Registrant's Current Report on Form 8-K filed on March 15, 2004.


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SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     a21, INC.

                                                     By: /s/ Haim Ariav
                                                         -----------------------
                                                         Name:  Haim Ariav
                                                         Title: President
Dated:  May 14, 2004


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